SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

ZERIFY, INC.
(f/k/a/ StrikeForce Technologies, Inc.)

Wyoming	000-55012	22-3827597
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1090 King Georges Post Road, Suite 603, Edison,NJ	08837
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 661 9641

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001par value	SFORQB	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this report, the terms “Company,” “our company,” “us,” “Zerify,” “StrikeForce,” “we” and “our” refer to StrikeForce Technologies, Inc. unless the context requires otherwise.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 14, 2022, by unanimous consent of the Board of Directors and major shareholders of the corporation, have voted in favor to change the Company’s corporate name from StrikeForce Technologies, Inc.to Zerify, Inc. Current certificates or book entries will be exchanged for new certificates or book entries by contacting the Company’s transfer agent, Worldwide Stock Transfer, LLC following the procedure required pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, in addition to timely notification to FINRA and FINRA’s formal acknowledgment.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of the Stockholders of Zerify, Inc (f/k/a/StrikeForce Technologies, Inc., the “Company”), held by written consent on June 14, 2022, the stockholders of the Company approved each of the proposals set forth below. (Note that the voting results include both the common stock votes and the preferred stock votes [the preferred stock are provided votes equivalent of 80% of the aggregate voting shares which approved the actions]).

Proposal 1

To following individuals were re-elected as directors of the Company, each to serve a term of one year or until his or her successor is duly elected or appointed: Mark Kay, George Waller, and Ramareo Pemmaraju.

Proposal 2

The appointment of Weinberg and Company, P.A., as the Company’s independent registered public accounting firm was ratified.

Proposal 3

The name of the Company was changed to Zerify, Inc.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amendment to Articles of Incorporation * Form of Warrant(1)
104	Cover page interactive data file (embedded within the inline XBRL document).

*To be filed with the next report following receipt by the State of Wyoming.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZERIFY, INC.

(Registrant)

Dated: June 21, 2022	By:	/s/ Mark L. Kay
Mark L. Kay
Chief Executive Officer

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